SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 1998


                             BARRY'S JEWELERS, INC.
             (Exact name of registrant as specified in its charter)


         California                   0-15017                    95-3746316
(State or other jurisdiction    (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)


         111 West Lemon Avenue, Monrovia, California         91016
          (Address of principal executive offices)         (Zip Code)


                                 (626) 303-4741
              (Registrant's telephone number, including area code)

                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.    Other Events.

On April 16, 1998, Barry's Jewelers, Inc., a California corporation, announced that an agreement had been reached with key constituents in its Chapter 11 proceeding regarding the terms of a consensual plan of reorganization. A copy of the press release regarding this matter is attached hereto as exhibit 99.1, and is incorporated herein by reference.


Item 7.     Financial Statements and Exhibits.


(c)    Exhibits


      Exhibit No.           Exhibit                              Page No.
      -----------           -------                              --------

           99.1            Press Release dated April 16, 1998       5











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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BARRY'S JEWELERS, INC.

Date:  April 23, 1998                     By: /s/ E. Peter Healey
                                              ----------------------------------
                                          Name:    E. Peter Healey
                                          Title:   Executive Vice President and
                                                   Chief Financial Officer
















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                                  EXHIBIT INDEX
                                  -------------



Exhibit No.            Exhibit                                         Page No.
-----------            -------                                         --------

   99.1                Press Release dated April 16, 1998                 5















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